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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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         Date of Report (Date of earliest date reported) August 17, 2000
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                     GZA GeoEnvironmental Technologies, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                   0-17882                 04-3051642
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(State or other jurisdic-       (Commission             (IRS Employer
 tion of incorporation)         File Number)        Identification Number)


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     320 Needham Street, Newton Upper Falls, Massachusetts           02164
           (Address of principal executive offices)                (Zip Code)

                                 (617) 969-0700
               Registrant's telephone number, including area code


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Item 5.  OTHER EVENTS.
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         The following exhibit is filed as part of this Report:

         Exhibit 99       Press Release Dated August 17,2000.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:
August 23,2000
                                      GZA GEOENVIRONMENTAL TECHNOLOGIES, INC.



                                      By: /s/ Joseph P. Hehir
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                                         Joseph P. Hehir
                                         Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX
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EXHIBIT NO.            DESCRIPTION
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Exhibit 99             Press release dated August 17, 2000.